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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

 [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                           94-1347393
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                57104
(Address of principal executive offices)                 (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                                   ----------

                                   CCH II, LLC
                            AND CCH II CAPITAL CORP.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                 03-0511293
DELAWARE                                                 13-4257703
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

12405 POWERSCOURT DRIVE
ST. LOUIS, MISSOURI                                      10019
(Address of principal executive offices)                 (Zip code)

                                   ----------
                          10.25% SENIOR NOTES DUE 2010
                       (Title of the indenture securities)
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Item 1.  General Information. Furnish the following information as to the trustee:


           (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco
                  San Francisco, California 94120

           (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

           None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.     Not applicable.


Item 16. List of Exhibits.    List below all exhibits filed as a part of this
                              Statement of Eligibility.


         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.    See Exhibit 2

         Exhibit 4.    Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.    Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.    Not applicable.

         Exhibit 9.    Not applicable.

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* Incorporated by reference to the exhibit of the same number to the trustee's
Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.



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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 28th day of August, 2006.




                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /s/ Tim Mowdy
                                    -------------------
                                    Tim Mowdy
                                    Vice President


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                                    EXHIBIT 6


August 28, 2006

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.





                                Very truly yours,

                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                                /s/ Tim Mowdy
                                -------------------
                                Tim Mowdy
                                Vice President


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                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
       at the close of business June 30, 2006, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.


                                                                                                  Dollar Amounts
                                                                                                   In Millions
                                                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin                                            $ 13,979
     Interest-bearing balances                                                                        1,191
Securities:
     Held-to-maturity securities                                                                          0
     Available-for-sale securities                                                                   66,952
Federal funds sold and securities purchased under agreements to resell:
     Federal funds sold in domestic offices                                                           3,086
     Securities purchased under agreements to resell                                                  1,172
Loans and lease financing receivables:
     Loans and leases held for sale                                                                  37,950
     Loans and leases, net of unearned income                                    238,918
     LESS: Allowance for loan and lease losses                                     2,248
     Loans and leases, net of unearned income and allowance                                         236,670
Trading Assets                                                                                        5,267
Premises and fixed assets (including capitalized leases)                                              3,910
Other real estate owned                                                                                 443
Investments in unconsolidated subsidiaries and associated companies                                     346
Intangible assets
     Goodwill                                                                                         8,800
     Other intangible assets                                                                         16,333
Other assets                                                                                         19,760

                                                                                                   --------
Total assets                                                                                       $415,859
                                                                                                   ========

LIABILITIES
Deposits:
     In domestic offices                                                                           $298,672
        Noninterest-bearing                                                       80,549
        Interest-bearing                                                         218,123
     In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   30,514
        Noninterest-bearing                                                            4
        Interest-bearing                                                          30,510
Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                                                      3,648
     Securities sold under agreements to repurchase                                                   6,066


                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------
Trading liabilities                                                                                  4,376
Other borrowed money
        (includes mortgage indebtedness and obligations under capitalized leases)                    4,184
Subordinated notes and debentures                                                                    9,596
Other liabilities                                                                                   21,394

                                                                                                  --------
Total liabilities                                                                                 $378,450


Minority interest in consolidated subsidiaries                                                          56

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                            0
Common stock                                                                                           520
Surplus (exclude all surplus related to preferred stock)                                            24,711
Retained earnings                                                                                   12,231
Accumulated other comprehensive income                                                                -109
Other equity capital components                                                                          0

                                                                                                  --------
Total equity capital                                                                                37,353

                                                                                                  --------
Total liabilities, minority interest, and equity capital                                          $415,859
                                                                                                  ========


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
John Stumpf                Directors
Avid Modjtabai